Equity transactions	12 Months Ended
Dec. 31, 2023
Equity transactions
Equity transactions

Note 13 - Equity transactions

Preferred stock

On January 29, 2008, the Company amended its articles of association and authorized 1,000,000 preferred shares. No preferred shares were issued or registered in the IPO. There were no preferred shares issued and outstanding as of December 31, 2023 and 2022.

Issuance of capital stock

2023

None.

2022

None.

2021

During 2021, 422,922 Investor Warrants and 95,653 Placement Agent were exercised. By April 7, 2022, the Company had issued a total of 439,770 shares from cashless exercise of those Warrants.

Share-based compensation

On January 6, 2020, a total of 80,000 shares were issued to certain of the Company’s directors as their compensation for fiscal year of 2019, which vested immediately. The grant date fair value was $1.00 per share as quoted closing price on January 6, 2020.